UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 24, 2026 (June 23, 2026)

DuPont de Nemours, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-38196	81-1224539
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS Employer Identification No.)

974 Centre Road,	Building 730	Wilmington,	Delaware	19805
(Address of Principal Executive Offices)				(Zip Code)

(302) 295-5783
(Registrant’s Telephone Number, Including Area Code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	DD	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 3 - Securities and Trading Markets
Item 3.03 Material Modification to Rights of Security Holders.

To the extent required by Item 3.03 of Form 8-K, the information contained in Item 5.03 of this Current Report on Form 8-K is incorporated herein by reference.

Section 5 - Corporate Governance and Management
Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On June 23, 2026, DuPont de Nemours, Inc. (the “Company”) filed a Certificate of Amendment (the “Certificate of Amendment”) to the Company’s Third Amended and Restated Certificate of Incorporation (the “Third A&R Certificate of Incorporation”) with the Secretary of State of the State of Delaware. The Certificate of Amendment effected a reverse stock split of the Company’s common stock at a ratio of 1-for-3 as well as a reduction in the number of authorized shares of its common stock by a corresponding ratio, which was previously approved by the Company’s stockholders on May 21, 2026 and by the Board of Directors of the Company on May 26, 2026. The Certificate of Amendment became effective at 12:01 a.m., Eastern Time, on June 24, 2026.

Immediately following the filing of the Certificate of Amendment, the Company filed a restatement of the Third A&R Certificate of Incorporation (the “Restated Third A&R Certificate of Incorporation”) solely to reflect the Certificate of Amendment. The Restated Third A&R Certificate of Incorporation became effective at 12:02 a.m., Eastern Time, on June 24, 2026.

The Company’s common stock will continue to trade on the New York Stock Exchange under the existing ticker symbol “DD.” The new CUSIP number for the Company’s common stock is 26614N 201. Copies of the Certificate of Amendment and the Restated Third A&R Certificate of Incorporation are attached hereto as Exhibits 3.1 and 3.2, respectively, and are incorporated by reference herein.

Section 9 - Financial Statements and Exhibits
Item 9.01 Financial Statements and Exhibits.

(d)    Exhibits.

3.1	Certificate of Amendment to the Third Amended and Restated Certificate of Incorporation of DuPont de Nemours, Inc.
3.2	Restated Third Amended and Restated Certificate of Incorporation of DuPont de Nemours, Inc.
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DUPONT DE NEMOURS, INC.
Registrant

Date:	June 24, 2026

By:	/s/ Erik T. Hoover
Name:	Erik T. Hoover
Title:	Senior Vice President and General Counsel